OMB Approval No. 2502-0265

A. Settlement Statement (HUD-1)

B. Type of Loan

1. [X] FHA 2. [ ] RHS 3. [ ] Conv. Unins. 4. [ ] VA 5. [ ] Conv. Ins.	6. File Number: 10-1196	7. Loan Number: 403224372	8. Mortgage Insurance Case Number: 221-4599279-703

C. Note: This form is furnished to give you a statement of actual settlement costs. Amounts paid to and by the settlement agents are shown. Items marked "(p.o.c)" were paid outside the closing: they are shown here for informational purposes and are not included in the totals.

D. Name & Address of Borrower: Robert Robinson, Shannon Robinson 211 Wadsworth Drive, Lafayette, LA 70503	**E. Name & Address of Seller:** BLUE VICTORY HOLDINGS, INC. 4400 Ambassador Caffery Pkwy, Ste A Box 347, Lafayette, LA 70508	**F. Name & Address of Lender:** PLATINUM MORTGAGE 103 Spenryn Drive, Ste B, Madison, AL 35758
G. Property Location: 129 Mimosa Place Lafayette, LA 70506 Lot 7 Mimosa Place S/D	**H. Settlement Agent:** Mahtook & LaFleur Title Co., LLC 600 Jefferson Street, Ste 1000, Lafayette, LA 70501	**I. Settlement Date:** 11/22/2010 **Disbursement Date:** 11/22/2010
	Place of Settlement: 600 Jefferson Street, Ste 1000, Lafayette, LA 70501	TitleExpress Printed 11/22/2010 at 5:09 pm by RR

J. Summary of Borrower's Transaction

100. Gross Amount Due from Borrower	
101. Contract sales price	81,300.00
102. Personal property	
103. Settlement charges to borrower (line 1400)	6,000.23
104.	
105.	
Adjustments for items paid by seller in advance	
106. City/town taxes to	
107. County taxes to	
108. Assessments to	
109.	
110.	
111.	
112.	
120. Gross Amount Due from Borrower	**87,300.23**
200. Amounts Paid by or in Behalf of Borrower	
201. Deposit or earnest money	
202. Principal amount of new loan(s)	78,454.00
203. Existing loan(s) taken subject to	
204.	
205.	
206.	
207.	
208.	
209.	
Adjustments for items unpaid by seller	
210. City/town taxes 01/01/2010 to 11/22/2010	70.18
211. County taxes to	
212. Assessments to	
213.	
214. Broker Credit Line 802	198.66
215. Broker Credit Final Inspection	100.00
216. Broker Credit	800.00
217.	
218.	
219.	
220. Total Paid by/for Borrower	**79,622.84**
300. Cash at Settlement from/to Borrower	
301. Gross amount due from borrower (line 120)	87,300.23
302. Less amounts paid by/for borrower (line 220)	79,622.84
303. Cash [X] From [ ] To Borrower	**7,677.39**

K. Summary of Seller's Transaction

400. Gross Amount Due to Seller	
401. Contract sales price	81,300.00
402. Personal property	
403.	
404.	
405.	
Adjustments for items paid by seller in advance	
406. City/town taxes to	
407. County taxes to	
408. Assessments to	
409.	
410.	
411.	
412.	
420. Gross Amount Due to Seller	**81,300.00**
500. Reductions In Amount Due to Seller	
501. Excess deposit (see instructions)	
502. Settlement charges to seller (line 1400)	5,160.00
503. Existing loan(s) taken subject to	
504. Payoff of first mortgage loan	
505. Payoff of second mortgage loan	
506.	
507.	
508.	
509.	
Adjustments for items unpaid by seller	
510. City/town taxes 01/01/2010 to 11/22/2010	70.18
511. County taxes to	
512. Assessments to	
513.	
514.	
515.	
516.	
517.	
518.	
519.	
520. Total Reduction Amount Due Seller	**5,230.18**
600. Cash at Settlement to/from Seller	
601. Gross amount due to seller (line 420)	81,300.00
602. Less reductions in amount due seller (line 520)	5,230.18
603. Cash [X] To [ ] From Seller	**76,069.82**

The Public Reporting Burden for this collection of information is estimated at 35 minutes per response for collecting, reviewing, and reporting the data. This agency may not collect this information, and you are not required to complete this form, unless it displays a currently valid OMB control number. No confidentiality is assured; this disclosure is mandatory. This is designed to provide the parties to a RESPA covered transaction with information during the settlement process.

L. Settlement Charges

				Paid From Borrower's Funds at Settlement	Paid From Seller's Funds at Settlement
700. Total Real Estate Broker Fees	$ 5,160.00				
Division of commission (line 700) as follows:					
701. $2,580.00	to Keller Williams Realty				
702. $2,580.00	to Coldwell Banker				
703. Commission paid at settlement					5,160.00
800. Items Payable in Connection with Loan					
801. Our origination charge (includes Origination Point % or $0.00)		$3,556.05	(from GFE #1)		
802. Your credit or charge (points) for the specific interest rate chosen		$-1,372.95	(from GFE #2)		
803. Your adjusted origination charges			(from GFE A)	2,183.10	
804. Appraisal fee	to Clarity Appraisal Manageme	$450.00 P.O.C.(B*)	(from GFE #3)		
805. Credit report	to		(from GFE #3)		
806. Tax service	to		(from GFE #3)		
807. Flood certification	to		(from GFE #3)		
808. Final Inspection	to Clairty Appraisal Managem	$100.00 P.O.C.(B*)	(from GFE #3)		
900. Items Required by Lender to be Paid in Advance					
901. Daily interest charges from	from 11/22/2010 to 12/01/2010 @ $9.1400/day		(from GFE #10)	82.26	
902. Mortgage Ins. Premium	for months to PLATINUM MORTGAGE		(from GFE #3)	784.54	
903. Homeowner's insurance	for 12 months to Farm Bureau		(from GFE #11)	373.39	
904. Flood Insurance	for 12 months to Farm Bureau	$264.00 P.O.C.(B*)	(from GFE #11)		
905. Wind and Hail	for months to Louisiana Citizens		(from GFE #11)	621.00	
1000. Reserves Deposited with Lender					
1001. Initial deposit for your escrow account			(from GFE #9)	253.36	
1002. Homeowner's Insurance	4 months @ $ 31.12/month	$124.48			
1003. Mortgage Insurance	months @ $ 58.39/month	$			
1004. City Property Tax	3 months @ $ 6.55/month	$19.65			
1005. County Property Tax	months @ $ 0.00/month	$			
1006. Assessments	months @ $ 0.00/month	$			
1007. Flood Insurance	4 months @ $ 22.00/month	$88.00			
1008. Wind and Hail	4 months @ $ 51.00/month	$204.00			
1009. Aggregate Adjustment		$-182.77			
1100. Title Charges					
1101. Title services and lender's title insurance			(from GFE #4)	1,364.00	
1102. Settlement or closing fee	to	$			
1103. Owner's title insurance			(from GFE #5)		
1104. Lender's title insurance		$589.00			
1105. Lender's title policy limit $78,454.00 Lender's Policy					
1106. Owner's title policy limit $0.00 Owner's Policy					
1107. Agent's portion of the total title insurance premium		$451.20			
1108. Underwriter's portion of the total title insurance premium		$137.80			
1109.	to	$			
1110.	to	$			
1200. Government Recording and Transfer Charges					
1201. Government recording charges		$	(from GFE #7)	260.00	
1202. Deed $45.00	Mortgage $215.00	Release $			
1203. Transfer taxes		$	(from GFE #8)		
1204. City/County tax/stamps	Deed $	Mortgage $			
1205. State tax/stamps	Deed $	Mortgage $			
1206.	Deed $	Mortgage $			
1207.		$			
1300. Additional Settlement Charges					
1301. Required services that you can shop for			(from GFE #6)	78.58	
1302. Survey	to	$			
1303.	to				
1304. 2010 City Taxes	to Lafayette City Tax Collector	$78.58			
1305.	to				
1400. Total Settlement Charges (enter on lines 103, Section J and 502, Section K)				6,000.23	5,160.00

*Paid outside of closing by (B)orrower, (S)eller, (L)ender, (I)nvestor, Bro(K)er. **Credit by lender shown on page 1. ***Credit by seller shown on page 1.

Comparison of Good Faith Estimate (GFE) and HUD-1 Charges		Good Faith Estimate	HUD-1
Charges That Cannot Increase	**HUD-1 Line Number**		
Our origination charge	# 801	3,556.05	3,556.05
Your credit or charge (points) for the specific interest rate chosen	# 802	-1,571.61	-1,372.95
Your adjusted origination charges	# 803	1,984.44	2,183.10
Transfer taxes	# 1203	0.00	0.00

Charges That In Total Cannot Increase More Than 10%		Good Faith Estimate	HUD-1
Government recording charges	# 1201	275.00	260.00
Appraisal fee	# 804	450.00	450.00
Final Inspection	# 808	0.00	100.00
Mortgage Ins. Premium	# 902	829.90	784.54
2010 City Taxes	# 1304	0.00	78.58
	#		
	#		
	#		
	Total	1,554.90	1,673.12
	Increase between GFE and HUD-1 Charges	$ 118.22 or	7.6031%

Charges That Can Change			Good Faith Estimate	HUD-1
Initial deposit for your escrow account	# 1001		249.50	253.36
Daily interest charges from	# 901	$9.1400/day	117.12	82.26
Homeowner's insurance	# 903		985.39	373.39
Wind and Hail	# 905		0.00	621.00
Title services and lender's title insurance	# 1101		1,584.00	1,364.00
Owner's title insurance	# 1103		165.00	0.00
	#			

Loan Terms

Your initial loan amount is	$83,819.00
Your loan term is	30. years
Your initial interest rate is	4.2500%
Your initial monthly amount owed for principal, interest, and any mortgage insurance is	$444.34 includes [X] Principal [X] Interest [X] Mortgage Insurance
Can your interest rate rise?	[X] No. [ ] Yes, it can rise to a maximum of %. The first change will be on / / and can change again every years after / / . Every change date, your interest rate can increase or decrease by %. Over the life of the loan, your interest rate is guaranteed to never be **lower** than % or **higher** than %.
Even if you make payments on time, can your loan balance rise?	[X] No. [ ] Yes, it can rise to a maximum of $.
Even if you make payments on time, can your monthly amount owed for principal, interest, and mortgage insurance rise?	[X] No. [ ] Yes, the first increase can be on / / and the monthly amount owed can rise to $. The maximum it can ever rise to is $.
Does your loan have a prepayment penalty?	[X] No. [ ] Yes, your maximum prepayment penalty is $.
Does your loan have a balloon payment?	[X] No. [ ] Yes, you have a balloon payment of $ due in years on / / .
Total monthly amount owed including escrow account payments	[ ] You do not have a monthly escrow payment for items, such as property taxes and homeowner's insurance. You must pay these items directly yourself. [X] You have an additional monthly escrow payment of $110.67 that results in a total initial monthly amount owed of $555.01. This includes principal, interest, any mortgage insurance and any items checked below: [X] Property taxes [X] Homeowner's insurance [ ] Flood insurance [ ] [ ] [ ]

Note: If you have any questions about the Settlement Charges and Loan Terms listed on this form, please contact your lender.

Signature Page

HUD CERTIFICATION OF BUYER AND SELLER

I have carefully reviewed the HUD-1 Settlement Statement and to the best of my knowledge and belief, it is a true and accurate statement of all receipts and disbursements made on my account or by me in this transaction. I further certify that I have received a copy of the HUD-1 Settlement Statement.

Buyers

Robert Robinson

Shannon Robinson

Sellers

BLUE VICTORY HOLDINGS, INC.

Settlement Agent

The HUD-1 Settlement Statement which I have prepared is a true and accurate account of this transaction. I have caused or will cause the funds to be disbursed in accordance with this statement.

SETTLEMENT AGENT

11-22-10
DATE

WARNING: IT IS A CRIME TO KNOWINGLY MAKE FALSE STATEMENTS TO THE UNITED STATES ON THIS OR ANY SIMILAR FORM. PENALTIES UPON CONVICTION CAN INCLUDE A FINE AND IMPRISONMENT. FOR DETAILS SEE TITLE 18: U.S. CODE SECTION 1001 AND SECTION 1010.

Itemization of Your Loan Origination Charges

Name of Borrower:	Name of Seller:	File Number:
Robert Robinson Shannon Robinson	BLUE VICTORY HOLDINGS, INC.	10-1196 Prepared 11/22/2010 at 4:47 pm

Note: This page displays an itemization of the adjusted origination charges shown in section 800 of the HUD-1 Settlement Statemen This page accompanies but is not a part of the HUD-1 Settlement Statement. If a discrepancy exists, the information on the HUD-1 Settlement Statement applies.

Your Loan Origination Charges					Borrower	Seller
801	Our origination charge (Includes Origination Point % or $0.00)					
	Loan Origination Fee	to FAMILY FIRST MORTGAGE	$	1,039.44 Borrower		
	Yield Spread	to FAMILY FIRST MORTGAGE	$	1,471.01 Borrower		
	Processing Fee	to PLATINUM MORTGAGE	$	250.60 Borrower		
	Underwriting	to PLATINUM MORTGAGE	$	795.00 Borrower		
802.	Your credit or charge (points) for the specific interest rate chosen					
	Loan Discount	to PLATINUM MORTGAGE	$	-1,471.01 Lender		
803.	Your adjusted origination charges				2,085.04	0.00

Itemization of Line 1101

Name of Borrower:	Name of Seller:	File Number:
Robert Robinson Shannon Robinson	BLUE VICTORY HOLDINGS, INC.	10-1196 Prepared 11/22/2010 at 4:47 pm

Note: This page displays an itemization of the charges shown on line 1101 of the HUD-1 Settlement Statement. This page accompanies but is not a part of the HUD-1 Settlement Statement. If a discrepancy exists, the information on the HUD-1 Settlement Statement applies.

1100. Title Charges				Borrower	Seller
1101. Title services and lender's title insurance	to			1,364.00	0.00
Abstract	to Mahtook & LaFleur Title Co., LL(	$	150.00 Borrower		
Title Exam	to Mahtook & LaFleur Title Co., LL(	$	450.00 Borrower		
Prepare CS	to Mahtook & LaFleur Title Co., LL(	$	175.00 Borrower		
	Subtotal	**$**	**775.00**		
1102. Settlement or closing fee	to	$	0.00		
1104. Lender's title insurance	to	$	589.00		
1109.	to	$	0.00		
1110.	to	$	0.00		
Seller/Lender credits shown on page 1	**POC = Paid Outside Closing**				